AMENDMENT 1

TO

737 PRODUCTION RATE ADVANCE

MEMORANDUM OF AGREEMENT

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment 1 (Amendment) to the 737 Production Rate Advance Memorandum of Agreement dated April 28, 2023, is entered into as of the last dated signature below, between Spirit AeroSystems, Inc., a Delaware corporation (Seller), and The Boeing Company, a Delaware corporation (Boeing). Seller and Boeing may be referred to jointly as the Parties below.

RECITALS

A.The Parties entered into the 737 Production Rate Advance Memorandum of Agreement on April 28, 2023 (MOA).

B.This is the first amendment to the MOA.

C.The Parties entered into a separate Memorandum of Agreement dated October 12, 2023.

D.All capitalized terms used but not defined in this Amendment have the same meaning as in the MOA.

E.The Parties wish to amend the MOA as set forth herein.

AGREEMENT

NOW THEREFORE, the Parties agree as follows:

1.Advance. Section 4 “Advance” of the MOA is deleted in its entirety and replaced with the following:

BOEING PROPRIETARY	Page 1

"4.Advance. Boeing will advance to Seller, via wire transfer, no later than May 15, 2023, the fixed sum of $90,000,000 and no later than June 1, 2023, the fixed sum of $90,000,000, for a total of $180,000,000. Seller will repay, via wire transfer, $90,000,000 to Boeing on December 1, 2025, $45,000,000 on December 1, 2026, and $45,000,000 on December 1, 2027 (Each of December 1, 2025, December 1, 2026, and December 1, 2027, a Repayment Date).”

2.Miscellaneous.

2.1 All other provisions of the MOA remain unchanged and in full force and effect.

2.2 This Amendment cancels and supersedes all previous agreements between the Parties relating to the content of this Amendment, whether written or oral.

3.Governing Law.

This Amendment will be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

4.Confidentiality.

The terms of this Amendment, together with the information exchanged by the Parties during negotiation hereof, are confidential under the terms of the MOA.

EXECUTED as of the last date set forth below by the duly authorized representatives of the Parties.

THE BOEING COMPANY	SPIRIT AEROSYSTEMS, INC.

/s/ David Armani	/s/ Leanna Hampton
Signature	Signature

David Armani	Leanna Hampton
Printed name	Printed name

Procurement Agent	Director, Contracts
Title	Title

12/21/2023	12/21/2023
Date	Date

Amendment 1 to 737 Production Rate Advance MOA	BOEING PROPRIETARY	Page 2